UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 14, 2024

BMO 2024-5C3 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002006440)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

Societe Generale Financial Corporation

(Central Index Key number 0001755531)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

German American Capital Corporation

(Central Index Key number 0001541294)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

UBS AG

(Central Index Key number 0001685185)

Greystone Commercial Mortgage Capital LLC

(Central Index Key number 0001931347)

Zions Bancorporation, N.A.

(Central Index Key number 0000109380)

LMF Commercial, LLC

(Central Index Key number 0001592182)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-10	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 14, 2024 (the “Closing Date”), BMO Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2024 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator and as trustee, of the BMO 2024-5C3 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-5C3 (the “Certificates”) and the Uncertificated VRR Interest. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement. The Pooling and Servicing Agreement was attached as Exhibit 4.1 to the Depositor’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “Commission”) on January 29, 2024 under Commission File No. 333-255934-10.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class D, Class E, Class F-RR, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”) and (iii) the Class VRR Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $809,593,000, were sold to BMO Capital Markets Corp. (“BMO Capital”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs & Co. LLC (“GS&Co.”), SG Americas Securities, LLC (“SGAS”), UBS Securities LLC (“UBS Securities”), Academy Securities, Inc. (“Academy”), Bancroft Capital, LLC (“Bancroft”) and Drexel Hamilton, LLC (“Drexel” and, together with BMO Capital, CGMI, DBSI, GS&Co., SGAS, UBS Securities, Academy and Bancroft, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of January 25, 2024 (the “Underwriting Agreement”), between the Depositor and the Underwriters. BMO Capital, CGMI, GS&Co., DBSI, SGAS and UBS Securities are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated January 22, 2024, and by the Prospectus, dated January 25, 2024 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5. The Prospectus was filed with the Commission on January 29, 2024 under Commission File Number 333-255934-10.

All of the Private Certificates, having an aggregate initial principal amount of $72,797,719 were sold to BMO Capital, CGMI, DBSI, GS&Co., SGAS, UBS Securities, Academy, Bancroft and Drexel (together with BMO Capital, CGMI, DBSI, GS&Co., SGAS, UBS Securities, Academy, Bancroft and Drexel, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of January 25, 2024, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The net proceeds of the sale of the Certificates and the Uncertificated VRR Interest were applied to the purchase of the Mortgage Loans by the Depositor from Bank of Montreal (“BMO”), Citi Real Estate Funding Inc. (“CREFI”), German American Capital Corporation, Goldman Sachs Mortgage Company, Greystone Commercial Mortgage Capital LLC, LMF Commercial, LLC, Societe Generale Financial Corporation, Starwood Mortgage Capital, LLC, UBS AG and Zions Bancorporation, N.A. The net

proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,731,748.91, were approximately $904,509,675.54. Of the expenses paid by the Depositor, approximately $317,912.50 were paid directly to affiliates of the Depositor, $75,000.00 in the form of fees were paid to the Underwriters and the Initial Purchasers, $150,000.00 were paid to or for the Underwriters and the Initial Purchasers, and approximately $5,188,836.41 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding sales of the Public Certificates is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) attached as Exhibit 1 to the Depositor’s Current Report on Form 8-K, filed with the Commission on January 29, 2024 under Commission File No. 333-255934-10, and in the Prospectus. The related registration statement (file no. 333-255934) was originally declared effective on June 23, 2021.

BMO, in its capacity as “retaining sponsor” (as such term is defined in Regulation RR (12 C.F.R. Part 43) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”)) is satisfying a portion of its credit risk retention obligation under Regulation RR in connection with the securitization of the Mortgage Loans referred to above by the acquisition from the Depositor, on the Closing Date in transactions exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, of portions of a “single vertical security” (as defined in Regulation RR) that is an “eligible vertical interest” (as defined in Regulation RR) in the Issuing Entity, with an aggregate initial principal balance of approximately $19,849,281 as of the Closing Date, consisting of (i) the Uncertificated VRR Interest retained by BMO and (ii) the Class VRR Certificates acquired by CREFI as described below (collectively referred to as the “Combined VRR Interest”). The Combined VRR Interest represents at least 2.2000% of the sum of the initial certificate balance of all of the Certificates and the aggregate initial principal balance of the Uncertificated VRR Interest as of the Closing Date. The Combined VRR Interest will entitle the holder thereof to a specified percentage of the amounts paid on each other class of ABS interests in the Issuing Entity. On the Closing Date, pursuant to the BMO Mortgage Loan Purchase Agreement, BMO received, in a transaction exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, as partial consideration for the Mortgage Loans and/or portions thereof that BMO transferred to the Depositor, a portion of the Combined VRR Interest in the form of the Uncertificated VRR Interest with an initial principal balance of $14,118,281. On the Closing Date, pursuant to the CREFI Mortgage Loan Purchase Agreement, CREFI, an “originator” (within the meaning of Regulation RR) of Mortgage Loans and/or portions thereof representing approximately 28.9% of the aggregate Cut-off Date Balance of all the Mortgage Loans, acquired from the Depositor, in a transaction exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, a portion of the Combined VRR Interest in the form of the Class VRR Certificates with an initial certificate balance of $5,731,000, in exchange for a reduction in the price that CREFI received for its sale to the Depositor of the Mortgage Loans and/or portions thereof that it transferred to the Depositor.

BMO, in its capacity as “retaining sponsor”, is satisfying the remainder of its credit risk retention obligation under Regulation RR in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by Eightfold Real Estate Capital Fund VI, L.P. of an “eligible horizontal residual interest” (as such term is defined in Regulation RR), consisting of all of the Class F-RR, Class G-RR and Class J-RR Certificates.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 14, 2024
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 14, 2024 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated February 14, 2024 (included as part of Exhibit 5)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2024	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2024-5C3 – Form 8-K (Closing)